As filed with the Securities and Exchange Commission on October 20, 2005

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
October 20, 2005
FIRST CHARTER CORPORATION
(Exact name of registrant as specified in its charter)

North Carolina	0-15829	56-1355866
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10200 David Taylor Drive, Charlotte, North Carolina 28262-2373
(Address, including zip code, of principal executive offices)
(704) 688-4300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
     On October 20, 2005, First Charter Corporation (the “Corporation”) sent a letter to shareholders introducing the management team and updating various corporate initiatives. A copy of the letter is furnished herewith as Exhibit 99.1. The information in the shareholder letter is presented as of October 20, 2005 and the Corporation does not assume any obligation to update such information in the future.
     The information included herein, as well as Exhibit 99.1 referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits

99.1	First Charter Corporation Letter to Shareholders mailed October 20, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST CHARTER CORPORATION

By:	/s/ Stephen J. Antal

Stephen J. Antal
Senior Vice President, General Counsel and Corporate Secretary
Dated: October 20, 2005

EXHIBIT INDEX

Exhibit No.	Description

99.1	First Charter Corporation Letter to Shareholders mailed October 20, 2005.